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                                                                   EXHIBIT 10.13

     The following Guaranty was executed by Messrs. Ben J. Giacchino, Jerry Rosemeyer and Jeffrey A. Rinde in favor of Emergent Financial Corp. on February 18, 1997:


                                   GUARANTY
                                   --------

STATE OF GEORGIA

COUNTY OF FULTON

     In consideration of the sum of One Dollar (S1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, and to induce Emergent Financial Corp. a South Carolina corporation (hereinafter referred to as "Lender") to make loans or otherwise extend credit to DELSOFT CONSULTING, INC. (hereinafter referred to as "Borrower") and/or to renew or extend in whole or in part any indebtedness of Borrower to Lender, or to make other financial accommodations to Borrower, which extension of loans and financial accommodations to Borrower will be of direct financial benefit to the undersigned, jointly and severally, do hereby unconditionally guarantee to Lender and to its endorsers, transferees, successors and assigns, of either this guaranty or any of the obligations secured hereby, the prompt payment and performance according to their terms of all obligations (as hereinafter defined) of Borrower to the Lender of any kind or character, and do agree that if such obligations, or any of them, are not performed or paid by the Borrower, the undersigned will immediately do so.

     The undersigned hereby unconditionally and irrevocably guarantees to the Lender the full and punctual payment, when due, whether by acceleration or otherwise, of the sum of (a) $100,000.00 of the unpaid principal balance of the indebtedness evidenced by all obligations (as hereinafter defined) as of the date of computation, plus (b) all accrued and unpaid interest thereon, plus (c) all expenses, costs, and charges permitted to be charged by the Lender to the Borrower pursuant to the terms of any note, loan agreement, and other loan documents (the amounts described in clauses (a), (b), and (c) of this sentence being hereinafter referred to collectively as the "Indebtedness"). The term "Indebtedness" also includes any payments made by the Borrower to the Lender and subsequently recovered by the Borrower or a trustee for the Borrower pursuant to the Borrower's bankruptcy or insolvency, subject to the limitations set forth in the preceding sentences of this paragraph. The guaranty of the undersigned as set forth in this section is an absolute, continuing, unconditional guaranty of payment and not of collection. The undersigned acknowledges that under the terms of the loan agreement and the note, the Borrower may borrow, repay, and reborrow proceeds of the loan from time to time and that the outstanding principal balance of the loan may be reduced to zero and thereafter increased. This guaranty is absolute, unconditional and continuing, regardless of the validity, regularity, or enforceability of any of the obligations covered by this guaranty or the fact that a security interest or lien or any collateral or security therefor may not be enforceable by Lender or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on Lender's part. This guaranty shall remain in force and effect, whether or not Borrower changes its status, ownership, composition, personnel, name or

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location.  Notwithstanding the foregoing provisions of this paragraph, the undersigned shall be fully liable to Lender for any fraud, misrepresentation, or misappropriation or misapplication of funds. Notwithstanding anything to the contrary stated herein, provided that an event of default has not occurred and Borrower is not in default of any of the terms of the Loan Documents dated February 18, 1997 between Borrower and Lender, this Guaranty shall expire at the expiration of sixth months from the date this Guaranty is executed by the undersigned.

     The obligations covered by this guaranty include all obligations of the Borrower to the Lender now existing or hereafter coming into existence, including but not limited to all obligations of Borrower to Lender arising under or pertaining to: any loan agreement, security agreement, instrument of lien, security deed or other security device; any promissory note, loans, advances, over-advances, an/or accounts; any and all other indebtedness and obligations of Borrower to Lender however evidenced or arising whether direct, indirect or by way of assignment, whether joint or several, absolute or contingent, or due or to become due; and any renewals, extensions, or modifications, in whole or in part of any of the obligations heretofore described, together with all damages, losses, costs, interest, charges, expenses and liabilities of every kind, nature and description suffered or incurred by the Lender, arising in any manner out of or in any way connected with, or growing out of said obligations of the Borrower to the Lender. Lender shall not be liable for failure to collect obligations covered by this guaranty or to realize upon any collateral or security therefore, or any part thereof or for any delay in so doing, nor shall Lender be under any obligation to take any action whatsoever with regard thereto.

     Nothing herein contained shall obligate Lender to grant credit to, or continue Lender's financing arrangements with Borrower. This guaranty may not be terminated so long as any obligations of Borrower to Lender are outstanding and unpaid. This guaranty shall be continuing, irrevocable and shall bind any inure to the benefit of the respective heirs, legal representatives, successors and assigns of Guarantor(s), and to Lender's successors and assigns. This Guaranty shall be revived and reinstated in the event that any payment received by Lender, or any of Lender's successors and assigns, endorsers or transferees, on any of the obligations, is required to be repaid or rescinded under present or future federal or state law or regulation relative to bankruptcy, insolvency, or other relief of debtors, to the same extent as if such payment had never been made, and the amount of such payment and interest thereon shall be part of the obligations guaranteed hereby.

     This guaranty shall be effective regardless of the solvency or insolvency of Borrower, the dissolution of Borrower, the institution by or against Borrower of any proceeding under the Federal Bankruptcy Code, any reorganization, merger or consolidation of Borrower, or any change in the ownership, composition, or nature of Borrower.

     In the event any proceeding is instituted by or against Borrower under the Federal Bankruptcy Code or any other bankruptcy, insolvency or moratorium law, as between the undersigned and Lender, all of the obligations shall be immediately due and payable, without notice and demand of any kind, and the undersigned agree immediately to pay the obligations in full, irrespective of whether the obligations can be accelerated against Borrower and irrespective of any right which Borrower may have under any bankruptcy, insolvency or moratorium law to cure defaults and reinstate the maturities of the obligations.

     The undersigned hereby consent and agree that the Lender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account securing any of the obligations covered by this guaranty, or substitute any collateral so held by it for other collateral of like kind or of any kind without notice to or further consent from undersigned and such surrender or substitution shall not in any way affect the liability of the undersigned hereunder. The undersigned shall not be discharged from his or their obligations and undertakings hereunder in the event the Lender releases or agrees not to sue any person against whom the undersigned has, to the knowledge of Lender, a right of recourse or should the Lender agree to suspend the right to enforce the promissory note(s) signed by Borrower, or a guaranty given by any other person, or Lender's interest in the collateral given by Borrower to secure the loans made by Lender. Lender shall be under no duty to exercise all or any rights and remedies given by any note or agreement signed by Borrower, nor given by any other guaranty given to Lender to secure Borrower's indebtedness to Lender, as a condition or requirement of enforcing this guaranty.

     The undersigned waives notice of: the creation of any of the obligations, notice of nonpayment or default by Borrower under any of the obligations or under any agreement now or hereafter existing between Borrower and Lender; notice of presentment, demand, notice of dishonor, protest, notice of acceptance of this guaranty or the creation or extension or renewal of any obligation of the Borrower to which this guaranty relates; and any other notices whatever; and agrees that no modification of any of the obligations (including the release of any of the undersigned), or of any collateral security given by Borrower shall affect, impair or release the undersigned from any of the indebtedness then accrued or thereafter to accrue under this guaranty or any part hereof. In the event any claim hereunder is collected by law or through an attorney-at-law, the undersigned shall be liable to Lender for all costs of collection including reasonable attorney's fees. The undersigned hereby expressly waive, renounce and agree not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Borrower arising out of or by reason of this instrument or the obligations of the undersigned hereunder, including, without limitation, the payment or securing or purchasing of any of the obligations by the undersigned. The waiver, renunciation and agreement contained in the preceding sentence is for the benefit of Lender and also for the benefit of the Borrower, who may assert the benefits thereof as a third party beneficiary, and the undersigned may be released from such waiver, renunciation and agreement only by the execution and delivery, by Lender and Borrower, of any instrument expressly releasing the undersigned therefrom.

     The undersigned agrees that no act or omission on the part of the Lender shall in any way affect or impair this guaranty. The undersigned hereby waives the right to require the holder of the obligations guaranteed to take action against the principal as provided for in O.C.G.A. Section 10-7-24. At the option of the Lender this may be treated as a guaranty or as a suretyship, with the right to proceed against the undersigned without first proceeding against the Borrower.

     This guaranty is made subject to all the terms, conditions, agreements, or stipulations contained in the agreements, deeds, notes, instruments and other documents evidencing the obligations hereby guaranteed, which are hereby expressly incorporated herein, and the undersigned agrees that the terms, conditions and provisions of any agreements, deeds, wills, instruments or other documents which may be executed by the Borrower to evidence such obligations in the future shall simultaneously with their execution, become a part of this guaranty.

     The liability of the undersigned shall not be modified in any manner whatsoever by any extension that may be granted to Borrower by any court in any proceeding under the Bankruptcy Act or any amendments thereof and the undersigned expressly waives the benefit of any such extension.

     It is especially and expressly agreed if the indebtedness of said Borrower now or at any time hereafter exceeds the amount permitted by law, or said Borrower is not liable because the act of creating the obligation is ultra vires, or the officers creating same acted without authority, and for these reasons the indebtedness to Lender which the undersigned agreed to pay cannot be enforced against the Borrower, such facts shall in no manner affect the liability of the undersigned hereunder, notwithstanding said Borrower is not liable for such indebtedness, unto the same extent as the undersigned would have been liable if the indebtedness of the said Borrower had been enforceable against it.

     It being the express intention of the parties hereto to conform strictly with the applicable usury laws, it is agreed that nothing contained herein shall be so construed as to require the payment of interest at a rate in excess of the maximum allowable by law, and in no event shall the undersigned be obligated to pay interest exceeding such maximum rate of interest permitted by law, and all such agreements, conditions, or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel the undersigned to pay a rate of interest exceeding the maximum rate of interest permitted by law shall be without binding force or effect at law or in equity to the extent only of the excess of interest over such maximum rate of interest permitted by law. It is the intention of the parties hereto that in the construction and interpretation of this guaranty, the foregoing sentence shall


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be given precedence over any other agreement, condition, or stipulation herein contained which is in conflict with same.

     No act on Lender's part and nothing other than the full payment, performance and discharge of all aforementioned indebtedness and obligations of Borrower shall operate to discharge or satisfy the liability of the undersigned hereunder. Lender's accounting records of any transactions with Borrower shall be admissible in evidence in any action or proceeding, and shall be binding upon the undersigned in establishing transactions and entries reflected therein, and shall be accepted as prima facie proof thereof. In the event any claim or action, or action on any judgment, based on this guaranty, is made or brought against the undersigned, the undersigned agree not to assert against Lender any setoff or counter claim which the Borrower may have, and further the undersigned agree not to deduct any setoff or seek to counterclaim for or recoup. Any amounts which are or may be owed by Lender to undersigned, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on this guaranty in which Lender and any of the undersigned shall be adverse parties, the undersigned hereby waive trial by jury and waive the right to interpose any defense based upon any statutes of Limitations or any claim of laches and waive the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law.

     In the event of any breach, default under or termination of any of the agreements between Lender and Borrower, or in the event that undersigned shall fail to observe or perform any agreements, warranties, or covenants contained herein, or upon the death of any of the undersigned, or should any of the undersigned dissolve or cease its business, call a meeting of its creditors, fail to meet its debts as they mature, commit an act of bankruptcy, have commenced by or against the undersigned any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, then the liability of all of the undersigned for the entire obligations covered by this guaranty shall mature even if the liability of Borrower therefor does not.

     The undersigned and each of them waive and renounce each for himself and family any and all homestead of exemption rights either of them may have under or by virtue of the constitution or laws of Georgia, any other State, or the United States, against the liabilities and obligation hereby created, and do hereby jointly and severally transfer, convey and assign to the Lender or holder hereof a sufficient amount of any homestead or exemption that may be allowed to the undersigned, or any of the, including such homestead or exemption that may be set apart in bankruptcy to pay this obligation in full, with all costs of collection; and each of the undersigned hereby directs the trustee in bankruptcy having possession of such homestead or exemption to deliver to the Lender a sufficient amount of property or money so set apart as exempt to pay the obligation hereby created.

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     Where the obligation of Borrower hereby guaranteed is an obligation of a corporation, this guaranty is to cover all obligations to the Lender purporting to be made in behalf of Borrower by an officer or agent of Borrower without regard to the actual authority or such officer or agent. The term corporation or Borrower shall include associations of all kinds and all purported corporations whether correctly and legally chartered and organized or not. Where the undersigned is an natural person this agreement binds his heirs, administrators and executors, and where a corporation, is successors and assigns.

     Where the obligation of Borrower hereby guaranteed is an obligation of an individual, such individual's undersigned spouse, if any, hereby unconditionally guarantees that the liability of the undersigned spouse shall be equal to the obligation of Borrower from time to time as hereinabove described. Such spouse hereby acknowledges and agrees that without said unconditional guarantee by the undersigned spouse, Lender would not have extended credit to Borrower, that Lender's extension of credit to Borrower is a direct economic benefit to said undersigned spouse and that the Lender's extension of credit to Borrower as set forth herein shall be good, valuable and sufficient consideration for such spouse's guarantee of Borrower's obligation to Lender hereunder.

     The word "Lender" as herein used shall include transferees, assigns and successors of Lender, and all rights of Lender hereunder shall inure to the benefit of its transferees, successors and assigns.

     The words importing the singular number hereunder shall include the plural number and vice versa and any pronouns used herein shall be deemed to cover all genders. Without limiting the generality of the foregoing, if more than one person executes this guaranty, the words "undersigned", "his", and "him" as used herein shall include all such persons collectively and each such person individually, and all such persons shall be jointly and severally liable hereunder. "Person" as used herein means individual, corporation, partnership, joint venture, association, joint stock company, trusts, unincorporated associated, government or any agency or political subdivision thereof.

     No termination hereof shall be effected by death of any or all if the undersigned. In the event of the death of any of the undersigned, his obligations hereunder shall continue in full force and effect, against his estate as to all indebtedness and obligations which shall have been created or incurred by Borrower prior to the time when Lender shall have actually received notice, in writing, of such death; and this guaranty shall, from the date of such death as to all indebtedness or obligations created, incurred or arising after such death remain in full force as a guaranty by the surviving undersigned.

     Notwithstanding any provision in this Guaranty to the contrary, the aggregate dollar amount of the Guarantor's liability under this Guaranty shall be limited to the largest dollar amount which would render the obligations of the Guarantor hereunder subject to avoidance

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under Section 548 or any other section of the Federal Bankruptcy Code, or subject to being set aside under any applicable state fraudulent conveyance law.

     This guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between Lender and any of the undersigned shall be effective to change or modify this guaranty. Lender's failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by any of the undersigned of me terms and provisions of this guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the undersigned hereunder. The undersigned agrees that this guaranty shall be governed by and construed and enforced according to the laws of the State of Georgia. Each of the undersigned hereby consent to the in personam jurisdiction of the courts of the State of Georgia. Wherever possible each provision of the guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this guaranty.

     IN WITNESS WHEREOF, the guarantors, intending to be jointly and severally legally bound hereby, as hereinabove described, have caused this guaranty to be signed by their duly authorized officers, and their seals affixed, or have signed and sealed this guaranty, as the case may be, this 18TH DAY OF FEBRUARY, 1997, at Atlanta, Georgia.

Witnessed:

/s/ Jeffrey A. Rinde                   By: /s/ Benjamin J. Giacchino
-----------------------------------       --------------------------------------
Jeffrey A. Rinde                          BENJAMIN J. GIACCHINO (INDIVIDUALLY)


ACCEPTANCE:

The foregoing guaranty is accepted in Atlanta, Georgia, this 18TH DAY OF FEBRUARY, 1997.

                         EMERGENT FINANCIAL CORP.

                         By: /s/ Connie J. Warner
                            ----------------------------------
                              Connie J. Warner, President

                               (CORPORATE SEAL)